SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 28, 1997



                   RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-16856                 13-3368726
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)

                             c/o Wexford Management
                   411 West Putnam Avenue, Greenwich, CT 06830
                    (Address of principal executive offices)

                                 (203) 862-7000
              (Registrant's telephone number, including area code)

                                      None
         (Former name, or former address, if changed since last report)

                   RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P.

                                 Current Report

                                       on

                                    Form 8-K


Item 5.  Other Events

Presidio Capital Corp. ("PCC" or the "Company"), a British Virgin Islands Corporation and the post-bankruptcy successor to Integrated Resources, Inc. ("Integrated"), disclosed that on August 28, 1997, IR Partners, holder of the outstanding Class B Common Shares of the Company, contributed these shares to an affiliate. Subsequently, Presidio Holding Company, LLC ("PHC"), which had recently acquired 63.1% of the outstanding Class A Common Shares, purchased the interests of this affiliate. After giving effect to such sale, PHC is the owner of approximately 67.55% of the outstanding Common Shares of the Company. In connection with the sale, Charles E. Davidson and Joseph M. Jacobs resigned as Class B directors.

On September 12, 1997, Martin Edelman, Dean Takahashi and Paul Walker, the Class A Directors of the Company resigned and appointed Edward Scheetz, David Hamamoto and David King as their successors. On August 20, 1997, Angelo, Gordon & Co., L.P. and M.H. Davidson & Co. sent a notice to the Company indicating that they were the beneficial owners of a majority of the Shares of the Company not held by "Control Parties". They requested that Jeffrey H. Aronson and Thomas L. Kempner be appointed as directors of the Company effective as of August 20, 1997 or as promptly as practicable thereafter in accordance with the Memorandum of Association of the Company and applicable law.

The Company has filed an application to withdraw its application for a declaratory judgement with respect to a written resolution of PHC dated July 25, 1997.

The Company is engaged in the liquidation and disposition of the assets of Integrated, which were acquired pursuant to the Sixth Amended Plan of Reorganization submitted by the Subordinated Bondholders Committee and the Steinhardt Group. The plan of the reorganization was consummated on November 3, 1994.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     Resources Accrued Mortgage
                                                     Investors 2 L.P.

                                               By:   RAM Funding Inc.


Dated:    September 18, 1997                   By:   /s/Jay L. Maymudes
                                                     ------------------
                                                     Jay L. Maymudes
                                                     Vice President, Secretary
                                                     And Treasurer